                                              `33 Act Registration No. 333-12333
                                              `40 Act Registration No. 811-07819

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                   ----------

                        NATIONWIDE VL SEPARATE ACCOUNT-B
                              (Exact Name of Trust)

                                   ----------

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                              One Nationwide Plaza
                              Columbus, Ohio 43216
              (Exact Name and Address of Depositor and Registrant)

                               Gordon E. McCutchan
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43216
                     (Name and address of Agent for Service)

                                   ----------


This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate box).

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 1997 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

The Registrant has registered an indefinite number of securities by a prior registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940. Pursuant to Paragraph (a)(3) thereof, a non-refundable fee in the amount of $500.00 has been paid to the Commission. Registrant filed its 24f-2 Notice for the fiscal year ended December 31, 1996, on February 25, 1997.


================================================================================

                                    1 of 57

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                                        Caption in Prospectus
-----------                                        ---------------------

  1.......................................Nationwide Life and Annuity
                                          Insurance Company
                                          The Variable Account
  2.......................................Nationwide Life and Annuity
                                          Insurance Company
  3.......................................Custodian of Assets
  4.......................................Distribution of The Policies
  5.......................................The Variable Account
  6.......................................Not Applicable
  7.......................................Not Applicable
  8.......................................Not Applicable
  9.......................................Legal Proceedings
 10.......................................Information About The Policies; How
                                          The Cash Value Varies; Right to
                                          Exchange for a Fixed Benefit Policy;
                                          Reinstatement; Other Policy
                                          Provisions
 11.......................................Investments of The Variable
                                          Account
 12.......................................The Variable Account
 13.......................................Policy Charges
                                          Reinstatement
 14.......................................Underwriting and Issuance -
                                          Premium Payments
                                          Minimum Requirements for
                                          Issuance of a Policy
 15.......................................Investments of the Variable
                                          Account; Premium Payments
 16.......................................Underwriting and Issuance -
                                          Allocation of Cash Value
 17.......................................Surrendering The Policy for Cash
 18.......................................Reinvestment
 19.......................................Not Applicable
 20.......................................Not Applicable
 21.......................................Policy Loans
 22.......................................Not Applicable
 23.......................................Not Applicable
 24.......................................Not Applicable
 25.......................................Nationwide Life and Annuity
                                          Insurance Company
 26.......................................Not Applicable
 27.......................................Nationwide Life and Annuity
                                          Insurance Company
 28.......................................Company Management
 29.......................................Company Management
 30.......................................Not Applicable
 31.......................................Not Applicable
 32.......................................Not Applicable
 33.......................................Not Applicable
 34.......................................Not Applicable
 35.......................................Nationwide Life and Annuity
                                          Insurance Company
 36.......................................Not Applicable
 37.......................................Not Applicable

                                    2 of 57

N-8B-2 Item                               Caption in Prospectus
-----------                               ---------------------

38........................................Distribution of The Policies
39........................................Distribution of The Policies
40........................................Not Applicable
41(a).....................................Distribution of The Policies
42........................................Not Applicable
43........................................Not Applicable
44........................................How The Cash Value Varies
45........................................Not Applicable
46........................................How The Cash Value Varies
47........................................Not Applicable
48........................................Custodian of Assets
49........................................Not Applicable
50........................................Not Applicable
51........................................Summary of The Policies;
                                          Information About The Policies
52........................................Substitution of Securities
53........................................Taxation of The Company
54........................................Not Applicable
55........................................Not Applicable
56........................................Not Applicable
57........................................Not Applicable
58........................................Not Applicable
59........................................Financial Statements

                                    3 of 57

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. Box 182150
                            Columbus, Ohio 43218-2150
                       (800) 547-7548, TDD (800) 238-3035

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
             ISSUED BY NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
                  THROUGH ITS NATIONWIDE VL SEPARATE ACCOUNT-B

The Life Insurance Policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VL Separate Account-B (the "Variable Account") to which Cash Values are allocated.

The policies are expected to be issued on multiple lives in cases where the insureds have a common employment or business relationship. The policies may be owned individually or by a corporation, trust, association or similar entity. The Owner will have all rights under the Policy. The Policies may be used for such purposes as funding non-qualified executive deferred compensation or salary continuance plans. These policies may be used by corporations as a means of funding death benefit liabilities incurred under executive retirement plans or as a source for funding cash flow obligations under such plans. These policies are not designed to be used in an employer's pension or profit sharing plan.

The Policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code (the "Code").

The Policy Owner may allocate Net Premiums and Cash Value to one or more of the sub-accounts of the Variable Account. The assets of each sub-account will be used to purchase, at net asset value, shares of a designated Underlying Mutual Fund in the following series of the underlying variable account Mutual Fund options:

                    Fidelity Variable Insurance Products Fund

                            -Equity-Income Portfolio

                               -Overseas Portfolio

                        Nationwide Separate Account Trust

                               -Money Market Fund

                               -Total Return Fund

                        The One(R) Group Investment Trust

                             -Asset Allocation Fund

                              -Government Bond Fund

                           -Large Company Growth Fund

                           -Growth Opportunities Fund

Nationwide Life and Annuity Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy data pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value.

INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, THE ADVISER OF ANY OF THE UNDERLYING MUTUAL FUNDS IDENTIFIED ABOVE, THE U.S. GOVERNMENT, OR ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1997

                                GLOSSARY OF TERMS

Attained Age-The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

Accumulation Unit-An accounting unit of measure used to calculate the Variable Account Cash Value.

Beneficiary-The person to whom the Death Proceeds are paid.

Cash Value-The sum of the Policy values in the Variable Account and any associated value in the Policy Loan Account.

Cash Surrender Value-The Policy's Cash Value, less any Indebtedness under the Policy.

Code-The Internal Revenue Code of 1986, as amended.

Company-Nationwide Life and Annuity Insurance Company.

Death Proceeds-Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

Guideline Level Premium-The amount of level annual premium calculated in accordance with the provisions of the Internal Revenue Code of 1986. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 4%.

Indebtedness-Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

Initial Premium-The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

Insured-The person whose life is covered by the Policy, and who is named on the Policy Data Page.

Maturity Date-The Policy Anniversary on or following the Insured's 100th birthday.

Monthly Anniversary Day-The same day as the Policy Date for each succeeding month.

Net Asset Value-The worth of one share at the end of a market day or at the close of the New York Stock Exchange. Net Asset Value is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.

Net Premiums-Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

Policy Anniversary-The same day and month as the Policy Date for succeeding years.

Policy Charges-All deductions made from the value of the Variable Account, or the Policy Cash Value.

Policy Date-The date the provisions of the Policy take effect, as shown on the Policy Data Page.

Policy Loan Account-The Portion of the Cash Value which results from Policy Indebtedness.

Policy Owner-The person designated in the Policy application as the Owner.

Policy Year-Each year commencing with the Policy Date and each Policy Anniversary thereafter.

Scheduled Premium-The Scheduled Premium is shown on the Policy Data Page.

Specified Amount-A dollar amount used to determine the death benefit under a Policy. It is shown on the Policy Data Page.

Underlying Mutual Funds-The Underlying mutual funds which correspond to the sub-accounts of the Variable Account.

Valuation Date-Each day the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

Valuation Period-A period commencing with the close of business on a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Account-A separate investment account of Nationwide Life and Annuity Insurance Company.

                                TABLE OF CONTENTS

GLOSSARY OF TERMS.............................................................3
SUMMARY OF THE POLICIES.......................................................6
         Variable Life Insurance..............................................6
         The Variable Account and its Sub-Accounts............................6
         Charges and Fees.....................................................6
         Reduction of Charges.................................................8
         Premiums.............................................................8
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY.................................8
THE VARIABLE ACCOUNT..........................................................8
         Investments of the Variable Account..................................9
         Fidelity Variable Insurance Products Fund............................9
         Nationwide Separate Account Trust....................................9
         The One(R) Group Investment Trust...................................10
         Reinvestment........................................................10
         Transfers...........................................................10
         Dollar Cost Averaging...............................................11
         Substitution of Securities..........................................11
         Voting Rights.......................................................11
INFORMATION ABOUT THE POLICIES...............................................12
         Underwriting and Issuance...........................................12
         -Minimum Requirements for Issuance of a Policy......................12
         -Premium Payments...................................................12
         Allocation of Cash Value............................................12
         Short-Term Right to Cancel Policy...................................13
POLICY CHARGES...............................................................13
         Deductions from Premiums............................................13
         Deductions from Cash Value..........................................13
         -Monthly Cost of Insurance..........................................13
         -Monthly Administrative Charge......................................14
         -Monthly Mortality and Expense Risk Charge..........................14
         Deductions from the Sub-Accounts....................................14
HOW THE CASH VALUE VARIES....................................................14
         How the Investment Experience is Determined.........................14
         Net Investment Factor...............................................14
         Valuation of Assets.................................................15
         Determining the Cash Value..........................................15
         Valuation Periods and Valuation Dates...............................15
SURRENDERING THE POLICY FOR CASH.............................................15
         Right to Surrender..................................................15
         Cash Surrender Value................................................15
         Partial Surrenders..................................................15
         Maturity Proceeds...................................................16
         Income Tax Withholding..............................................16
POLICY LOANS.................................................................16
         Taking a Policy Loan................................................16
         Effect on Investment Performance....................................16
         Interest............................................................17
         Effect on Death Benefit and Cash Value..............................17
         Repayment...........................................................17
HOW THE DEATH BENEFIT VARIES.................................................17
         Calculation of the Death Benefit....................................17
APPLICABLE PERCENTAGE OF CASH VALUE TABLE....................................18
         Proceeds Payable on Death...........................................18
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY.................................18
CHANGES OF INVESTMENT POLICY.................................................18
GRACE PERIOD.................................................................19
REINSTATEMENT................................................................19
CHANGES IN EXISTING INSURANCE COVERAGE.......................................19

         Specified Amount Increases..........................................19
         Specified Amount Decreases..........................................19
         Changes in the Death Benefit Option.................................20
OTHER POLICY PROVISIONS......................................................20
         Policy Owner........................................................20
         Beneficiary.........................................................20
         Assignment..........................................................20
         Incontestability....................................................20
         Error in Age........................................................21
         Suicide.............................................................21
         Nonparticipating Policies...........................................21
DISTRIBUTION OF THE POLICIES.................................................21
CUSTODIAN OF ASSETS..........................................................21
TAX MATTERS..................................................................21
         Policy Proceeds.....................................................21

         -Federal Estate and Generation-Skipping Transfer Taxes..............22
         -Non-Resident Aliens................................................23
         Taxation of the Company.............................................23
         Tax Changes.........................................................23
THE COMPANY..................................................................24
COMPANY MANAGEMENT...........................................................24
         Directors of the Company............................................25
         Executive Officers of the Company...................................25
OTHER CONTRACTS ISSUED BY THE COMPANY........................................26
STATE REGULATION.............................................................26
REPORTS TO POLICY OWNERS.....................................................26
ADVERTISING..................................................................26
LEGAL PROCEEDINGS............................................................26
EXPERTS......................................................................26
REGISTRATION STATEMENT.......................................................27
LEGAL OPINIONS...............................................................27
APPENDIX 1...................................................................28
FINANCIAL STATEMENTS.........................................................32


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

Variable Life Insurance

The variable life insurance Policies offered by Nationwide Life and Annuity Insurance Company (the "Company") are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Owner of the Policy pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Variable Account sub-accounts to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value.

Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Internal Revenue Code ("Code"). Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

The Variable Account and Its Sub-Accounts

The Company places the Policy's Net Premiums in the Variable Account at the time the Policy is issued. The Policy Owner selects the sub-accounts of the Variable Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. Assets of each sub-account are invested at net asset value in shares of a corresponding Underlying Mutual Fund. For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."

Charges and Fees

The Company deducts certain charges from the premiums or the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, federal, state or local premium taxes, providing life insurance protection and assuming the mortality and expense risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Funds.

The Company deducts a sales load from each premium payment received not to exceed 9% of each premium payment for years 1-7, and 5% in years 8 and after.

The Company also deducts a tax expense charge equal to 4% of all premium payments.

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance; plus

     2.   monthly cost of any additional benefits provided by riders; plus

     3.   monthly administrative expense; plus

     4.   monthly mortality and expense risk.

Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

                     Underlying Mutual Fund Annual Expenses
                          (After Expense Reimbursement)

-----------------------------------------------------------------------------------------------------------------
                                                          Management              Other         Total Portfolio
                                                             Fees               Expenses       Company Expenses
-----------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund-Equity             0.51%                0.07%              0.58%
Income Portfolio
-----------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund-Overseas           0.76%                0.17%              0.93%
Portfolio
-----------------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund                                       0.50%                0.03%              0.53%
-----------------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund                                       0.50%                0.02%              0.52%
-----------------------------------------------------------------------------------------------------------------
The One(R)Group Investment Trust-Asset Allocation            0.70%                0.30%              1.00%
Fund
-----------------------------------------------------------------------------------------------------------------
The One(R)Group Investment Trust-Government Bond Fund        0.45%                0.30%              0.75%
-----------------------------------------------------------------------------------------------------------------
The One(R)Group Investment Trust-Large Company               0.65%                0.36%              1.01%
Growth Fund
-----------------------------------------------------------------------------------------------------------------
The One(R)  Group Investment Trust-Growth                    0.65%                0.45%              1.10%
Opportunities Fund
-----------------------------------------------------------------------------------------------------------------


The Mutual Fund expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's net asset value, which is the share price used to calculate the Variable Account's unit value. The above Underlying Mutual Funds are not subject to 12b-1 fees. The following funds are subject to the following fee waiver or expense reimbursement arrangements:

--------------------------------------------------------------------------------
            FUND                     EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
--------------------------------------------------------------------------------
Fidelity Variable Insurance        The Adviser has voluntarily agreed
Products Fund - Equity-Income      subject to revision or termination to
Portfolio                          reimburse a fund if, and to the extent
                                   that, its aggregate operating expenses,
                                   including management fees, exceed a
                                   specified annual rate for the fund. The
                                   expense cap is: 1.50% imposed on October
                                   9, 1986. Since the expense ratio is
                                   significantly below the expense cap
                                   there is no reimbursement and none
                                   anticipated during the current year.
                                   Since there is no reimbursement the
                                   discontinuance of the arrangement has no
                                   effect on total fund operating expenses.
--------------------------------------------------------------------------------
Fidelity Variable Insurance        The Adviser has voluntarily agreed
Products Fund - Overseas           subject to revision or termination to
ortfolio                           reimburse a fund if, and to the extent
                                   that, its aggregate operating expenses,
                                   including management fees, exceed a
                                   specified annual rate for the fund. The
                                   expense cap is: 1.50% imposed on January
                                   28, 1986. Since the expense ratio is
                                   significantly below the expense cap
                                   there is no reimbursement and none
                                   anticipated during the current year.
                                   Since there is no reimbursement the
                                   discontinuance of the arrangement has no
                                   effect on total fund operating expenses.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to
Trust-Asset Allocation Fund        waive all or part of its fees in order
                                   to limit the Funds' operating expenses
                                   to not more than 1.00% of the average
                                   daily net assets. It is likely that this
                                   voluntary waiver arrangement will
                                   continue during the current year;
                                   however, the Adviser may seek to
                                   eliminate or modify the fee waiver if
                                   necessary. The fee will be imposed to
                                   the extent any such waiver is eliminated
                                   or modified.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to
Trust-Government Bond Fund         waive all or part of its fees in order
                                   to limit the Funds' operating expenses
                                   to not more than .75% of the average
                                   daily net assets. It is likely that this
                                   voluntary waiver arrangement will
                                   continue during the current year;
                                   however, the Adviser may seek to
                                   eliminate or modify the fee waiver if
                                   necessary. The fee will be imposed to
                                   the extent any such waiver is eliminated
                                   or modified.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to
Trust-Large Company Growth         waive all or part of its fees in order
Fund                               to limit the Funds' operating expenses
                                   to not more than 1.00% of theaverage
                                   daily net assets. It is likely that this
                                   voluntary waiver arrangement will
                                   continue during the current year;
                                   however, the Adviser may seek to
                                   eliminate or modify the fee waiver if
                                   necessary. The fee will be imposed to
                                   the extent any such waiver is eliminated
                                   or modified.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to
Trust-Growth Opportunities         waive all or part of its fees in order
Fund                               to limit the Funds' operating expenses
                                   to not more than 1.10% of the average
                                   daily net assets. It is likely that this
                                   voluntary waiver arrangement will
                                   continue during the current year;
                                   however, the Adviser may seek to
                                   eliminate or modify the fee waiver if
                                   necessary. The fee will be imposed to
                                   the extent any such waiver is eliminated
                                   or modified.
--------------------------------------------------------------------------------

The information relating to the Underlying Mutual Fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company.

Reduction of Charges

These policies are expected to be issued to corporations, trusts or other sponsoring organizations on multiple lives. The Company reserves the right to reduce premium loads or any other policy charges on certain multiple life sales where it is expected that such sales will result in reduced sales, underwriting or other administrative expenses. Eligibility for these reductions will be determined by a number of factors including the number of lives to be insured, total premiums expected to be paid or other factors the Company believes are relevant. Any reductions will be on a uniform basis and will not be discriminatory to any Policy Owner.

Premiums

The Initial Premium is due and will be credited on the Policy Date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy data page. Premiums other than the Initial Premium may be paid at any time while the Policy is in force subject to the limits described below.

For a limited time, the Policy Owner has the right to cancel the Policy and receive a full refund of premiums paid (see "Short-Term Right to Cancel Policy").

The Company will send Scheduled Premium payment reminder notices according to the premium mode shown on the Policy data page.

The Initial Premium may be paid to the Company at its Home Office or to an authorized agent. All premiums after the first are payable at the Company's Home Office. Premium receipts will be furnished upon request.

The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. Where permitted by state law, the Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

The Company is a stock life insurance company organized under the laws of the State of Ohio and was established in February, 1981. The Company is a member of the Nationwide Insurance Enterprise which includes Nationwide Life Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company. The Company's Home Office is at One Nationwide Plaza, Columbus, Ohio 43216.



The Company offers a multiple line of products, including variable annuities and variable life insurance policies. It is admitted to do business in 46 states and the District of Columbia (for additional information, see "The Company").


                              THE VARIABLE ACCOUNT

The Variable Account was established by a resolution of the Company's Board of Directors, on August 9, 1996, pursuant to Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 serves as Trustee for the Trust. Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216 serves as principal underwriter for the Trust. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").

Net Premium payments and Cash Value are allocated within the Variable Account among one or more sub-accounts (see "Tax Matters"). The assets of each sub-account are used to purchase shares of the Underlying Mutual Fund options designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Fund options designated by the Policy Owner.

Investments of the Variable Account

At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Variable Account sub-accounts (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums are placed in the Nationwide Separate Account Trust Money Market Fund sub-account. At the end of this period, the Cash Value in that sub-account will be transferred to the Variable Account sub-accounts based on the Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one sub-account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value" and "Short-Term Right to Cancel Policy").

These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity and variable life contracts issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds.

Additional Premium payments, upon acceptance, will be allocated to the Nationwide Separate Account Money Market Fund unless the Policy Owner specifies otherwise (see "Premium Payments").

Each of the Underlying Mutual Fund options is a registered investment company which receives investment advice from a registered investment adviser:

     1) Fidelity Variable Insurance Products Fund, managed by Fidelity Management & Research Company;

     2) Nationwide Separate Account Trust, managed by Nationwide Advisory Services, Inc.; and

     3) The One(R) Group Investment Trust, managed by Banc One Investment Advisers Corporation.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. More detailed information may be found in the current prospectus for each Underlying Mutual Fund option. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith.

Fidelity Variable Insurance Products Fund

The Fidelity Variable Insurance Products Fund is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. The Fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the Fund's manager.

     -Equity-Income Portfolio

     Investment Objective: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     -Overseas Portfolio

     Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

Nationwide Separate Account Trust

Nationwide Separate Account Trust is a diversified, open-end management investment company created under the laws of Massachusetts. The Nationwide Separate Account Trust offers shares under this Contract in the two Underlying Mutual Funds listed below, each with its own investment objectives. Currently, shares of the Nationwide Separate Account Trust will be sold only to life insurance company separate accounts to fund the benefits under variable insurance or annuity policies issued by life insurance companies. The assets of the Nationwide Separate Account Trust are managed by Nationwide Advisory Services, Inc. of One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

     -Money Market Fund

     Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

     -Total Return Fund

     Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

The One(R) Group Investment Trust

The One(R)Group Investment Trust is a diversified, open-end management investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 7, 1993. The One(R) Group Investment Trust offers shares in the four separate mutual funds (the "Funds") shown below, each with its own investment objective. The shares of the Funds are sold only to Nationwide Life and Annuity Insurance Company to fund the benefits of The One(R) Investors Annuity and certain other separate accounts funding variable annuity contracts and variable life policies issued by other life insurance companies and qualified pension and retirement plans. The assets of The One(R) Group Investment Trust are managed by Banc One Investment Advisers Corporation.

     -Asset Allocation Fund

     Investment Objective: To seek total return while preserving capital.

     -Government Bond Fund

     Investment Objective: To seek a high level of current income with liquidity and safety of principal.

     -Growth Opportunities Fund

     Investment Objective: To seek growth of capital and, secondarily, current income, by investing primarily in equity securities. Issuers will include medium sized companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which are positioned in emerging growth industries.

     -Large Company Growth Fund

     Investment Objective: To seek long-term capital appreciation and growth of income by investing primarily in equity securities. The weighted average capitalization of the companies in which the Fund invests will always be in excess of the market median capitalization of the S & P 500 Index.

Reinvestment

The Funds described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").

Transfers

Transfers may be made either in writing or, in states allowing such transfers, by telephone. In states allowing telephone transfers, and if the Policy Owner so elects, the Company will also permit the Policy Owner to utilize the Telephone Exchange Privilege for exchanging amounts among sub-account options. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Policy Owner and any agent of record at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine shall be borne by the Policy Owner. The Company may determine to withdraw the Telephone Exchange Privilege, upon 30 days written notice to Policy Owners.

Dollar Cost Averaging

The Policy Owner may direct the Company to automatically transfer from the Money Market sub-account to any other sub-account within the Variable Account on a monthly basis. This service is intended to allow the Policy Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging, will result in a profit or protect against loss in a declining market. To qualify for Dollar Cost Averaging, there must be a minimum total Cash Value, less Policy Indebtedness, of $15,000. Transfers for purposes of Dollar Cost Averaging can only be made from the Money Market sub-account. The minimum monthly Dollar Cost Averaging transfer is $100. A written election of this service, on a form provided by the Company, must be completed by the Policy Owner in order to begin transfers. Once elected, transfers from the Money Market sub-account will be processed monthly until either the value in the Money Market sub-account is completely depleted or the Policy Owner instructs the Company in writing to cancel the monthly transfers.

The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days written notice to Policy Owners. However, any such discontinuation would not affect Dollar Cost Averaging programs already commenced. Currently, the Company does not assess a charge for this service, but reserves the right to assess a charge up to an annual maximum of $10.00 for this service.

Substitution of Securities

If shares of the Underlying Mutual Fund options should no longer be available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Funds should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of another Underlying Mutual Fund for shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it and any state insurance department may impose.

Voting Rights

Voting rights under the Policies apply only with respect to Cash Value allocated to the sub-accounts of the Variable Account.

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the Underlying Mutual Funds in accordance with instructions received from Policy Owners. However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner shall have the voting interest under a Policy. The number of shares in each sub-account for which the Policy Owner may give voting instructions is determined by dividing any portion of the Policy's Cash Value derived from participation in that Underlying Mutual Fund by the net asset value of one share of that Underlying Mutual Fund.

The number of shares which a person has a right to vote will be determined as of a date chosen by the Company, but not more than 90 days prior to the meeting of the Underlying Mutual Fund. Voting instructions will be solicited by written communication prior to such meeting.

The Company will vote Underlying Mutual Fund shares in accordance with instructions received from the Policy Owners. Underlying Mutual Fund shares held by the Company or by the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received.

Each person having a voting interest in the Variable Account will receive periodic reports relating to investments of the Variable Account, the Underlying Mutual Funds' proxy material and a form with which to give such voting instructions.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underlying Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

                         INFORMATION ABOUT THE POLICIES

Underwriting and Issuance

-Minimum Requirements for Issuance of a Policy

The Policies are designed to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. At issue, the Policy Owner selects the initial Specified Amount and premium. The minimum Specified Amount is $50,000. Policies may be issued to Insureds with issue ages 80 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination. For multiple life cases, Policies may be underwritten on either a guaranteed or simplified issue basis. Policies may be issued on a guaranteed issue basis based upon the following conditions: (i) the Participant is a full-time employee and has been working continuously for a specified number of months prior to the date of application;
(ii) minimum participation levels among employees are met; and (iii) the amount of coverage on any Participant must be specified, based upon the number of participating lives. Currently, the maximum amount of insurance available under a guaranteed issue is $500,000 per Participant.

If the criteria for guaranteed issue as set forth above are not met, Policies may be issued on a simplified issue basis based upon receipt of medical history and other personal information, such as driving record, previous insurance ratings or coverage denials with respect to any proposed insured. Further, certain minimum participation levels among employees must be met in order to qualify for simplified issue basis. Maximum issue amounts on a simplified issue basis are determined based upon the number of participating lives. The maximum available insurance for either a guaranteed issue basis or a simplified issue basis will be reduced by any corresponding amounts of employer-sponsored insurance currently in force.

-Premium Payments

The Initial Premium for a Policy is payable in full at the Company's Home Office. Upon payment of an initial premium, temporary insurance may be provided, subject to a maximum amount. The effective date of permanent insurance coverage is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living. Premiums other than the Initial Premium may be paid at any time while the Policy is in force subject to the limits described below.

The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy (see "Tax Matters").

Allocation of Cash Value

When the Policy is issued, the Net Premiums will be allocated to the Nationwide Separate Account Trust Money Market Fund sub-account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at net asset value for the respective sub-account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one sub-account to another, subject to such terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in the prospectus.

The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

Short-Term Right to Cancel Policy

A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after such mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund the total premiums paid within seven days after it receives the Policy.

                                 POLICY CHARGES

Deductions from Premiums

The Company deducts a sales load from each premium payment received not to exceed 9% of each premium payment for years 1-7, and 5% in years 8 and after.

The Company also deducts a tax expense charge of 4% from all premium payments. This charge reimburses the Company for premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Code. This Charge includes a premium tax deduction rate of 2.5% and a federal tax deduction rate of 1.5%.

The 2.5% premium tax deduction rate approximates the Company's average expense for state and local premium tax. Premium taxes vary by jurisdiction ranging in rate from zero to more than 4%. The premium tax deduction is made whether or not any premium tax applies and the deduction may be higher or lower than the premium tax imposed. The 1.5% federal tax deduction rate is designed to reimburse the Company for expenses incurred from federal taxes imposed under
Section 848 of the Code (enacted by the Omnibus Budget Reconciliation Act of
1990). The federal tax deduction rate is a factor the Company must use when computing the maximum sales load chargeable under SEC rules. The Company does not expect to make a profit from the tax expense charge.

Deductions from Cash Value

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance; plus

     2.   monthly cost of any additional benefits provided by riders; plus

     3.   monthly administrative expense; plus

     4.   monthly mortality and expense risk.

These deductions will be charged proportionately to the Cash Value in each Variable Account sub-account.

-Monthly Cost of Insurance Charge

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.

If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value shall first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it shall then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates are based on the Blended 1980 Commissioners Standard Ordinary Unisex Mortality Table B (80% Male/20% Female), Age Last Birthday. Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the table for the comparable standard risk. These mortality tables are not sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a Guaranteed or Simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Guaranteed or Simplified issue basis, actual rates will be higher than the current cost of insurance rates being charged under Policies are subject to regular underwriting.

-Monthly Administrative Charge

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. Currently, this charge is $15 per month in the first year, $5 per month in renewal years. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $10.00 per month in renewal years.

-Monthly Mortality and Expense Risk Charge

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may die sooner than expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policy may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to a Policy which lapses or is surrendered in the early Policy Years.

To compensate the Company for assuming these risks associated with the Policy, the Company deducts a mortality and expense risk charge at the beginning of each policy month. The Mortality and Expense Risk Charge will apply solely to the assets in the Variable Account. This charge will be deducted proportionately from the assets in the Variable Account sub-accounts.

The Mortality and Expense Risk Charge is equivalent to an annual effective rate of 0.65%.

Deductions from the Sub-Accounts

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the sub-accounts of the Variable Account (see "Taxation of the Company"). The Company reserves the right to assess a charge for such taxes against the Variable Account if the Company determines that such taxes will be incurred.

                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premium applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

How the Investment Experience is Determined

The Cash Value in each sub-account is converted to Accumulation Units of that sub-account. The conversion is accomplished by dividing the amount of Cash Value allocated to a sub-account by the value of an Accumulation Unit for the sub-account of the Valuation Period during which the allocation occurs.

The value of an Accumulation Unit for each sub-account was arbitrarily set initially at $10 when the Underlying Mutual Fund shares in that sub-account were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the sub-account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor

The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) where:

(a)  is the net of:

     (1) the net asset value per share of the Underlying Mutual Fund held in the sub-account determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gain distributions made by the Underlying Mutual Fund held in the sub-account if the "ex-dividend" date occurs during the current Valuation Period.

(b)  is the net of:

     (1) the net asset value per share of the Underlying Mutual Fund held in the sub-account determined at the end of the immediately preceding Valuation Period, plus or minus

     (2) the per share charge or credit, if any, for any taxes reserved for in the immediately preceding Valuation Period (see "Charge For Tax Provisions").

For Underlying Mutual Fund options that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge, and any charge or credit for tax reserves.

Valuation of Assets

Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

Determining the Cash Value

The Cash Value is the sum of the value of all Variable Account Accumulation Units and any amount in the Policy Loan Account attributable to the Policy. The number of Accumulation Units credited per each sub-account is determined by dividing the net amount allocated to the sub-account by the Accumulation Unit Value for the sub-account for the Valuation Period during which the premium is received by the Company. In the event part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account will be deducted.

The Cash Value in the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for the Policy Loan Account.

Valuation Periods and Valuation Dates

A Valuation Period is the period commencing with the close of business on a Valuation Date and ending at the close of business for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange and the Company's Home Office are open for business or any other day during which there is sufficient degree of trading that the current net asset value of the Accumulation Units might be materially affected.

                        SURRENDERING THE POLICY FOR CASH

Right to Surrender

The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. Such written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a Commercial Bank or a Savings and Loan, which is a member of the Federal Deposit Insurance Corporation. In some cases, the Company may require additional documentation of a customary nature.

Cash Surrender Value

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date.

Partial Surrenders

Partial Surrenders may be made at any time after the first Policy Anniversary. Partial surrenders will be permitted only if they satisfy the following requirements:

     1.   The minimum partial surrender is $500;

     2. The partial surrender may not reduce the Specified Amount to less than the Minimum Issue Amount ($50,000);

     3. After the partial surrender, the Policy continues to qualify as life insurance;

     4. The maximum partial surrender is equal to the available Cash Surrender Value less the greater of $500 and three monthly deductions.

The Company reserves the right to limit the number of partial surrenders in each Policy Year.

When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Also, under death benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender. The Company reserves the right to deduct a fee for each partial surrender of not more than the lesser of $25 and 2% of the amount of the partial surrender.

On a current basis, the Company does not deduct the above fee. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

Maturity Proceeds

The Maturity Date is the Policy Anniversary on or next following the Insured's 100th birthday. The maturity proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

Income Tax Withholding

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided, (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value exceeds the employer's interest in the Contract. Participants should consult with the sponsor or the administrator of the Plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

Taking a Policy Loan

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value. The Company will not grant a loan for an amount less than $200. Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange; or by a Commercial Bank or a Savings and Loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

A Policy Owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the Policy from lapsing. The amount of such payments necessary to prevent the Policy from lapsing would increase with age (see "Tax Matters").

Effect on Investment Performance

When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each Variable sub-account at the time of the loan. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.

Interest

On a current basis, policy loans are credited with an annual effective rate of 5.1% during policy years 1 through 10 and an annual effective rate of 6% during the 11th and subsequent policy years. The rate is guaranteed never to be lower than 4%. The Company may change the current interest crediting rate on policy loans at any time at its sole discretion. The loan interest rate is 6% per year for all Policy loans. In the event that it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, the Company retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which the Company considers to be more likely to result in the transaction being treated as a loan under Federal tax law.

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer. The earned interest is transferred from the Policy Loan Account to the Variable Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value plus an amount sufficient to continue the Policy in force for 3 months.

Effect on Death Benefit and Cash Value

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account while the loan is outstanding, the effect could be favorable or unfavorable.

Repayment

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable sub-accounts in proportion to the Policy Owner's Underlying Mutual Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50.

                          HOW THE DEATH BENEFIT VARIES

Calculation of the Death Benefit

At issue, the Policy Owner selects the Specified Amount. While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

The term "Applicable Percentage" means the percentage shown in the "Applicable Percentage of Cash Value Table."

                   APPLICABLE PERCENTAGE OF CASH VALUE TABLE

      Attained    Percentage   Attained   Percentage   Attained   Percentage
        Age     of Cash Value     Age    of Cash Value    Age    of Cash Value
        ---     -------------     ---    -------------    ---    -------------
       0-40         250%          60         130%          80        105%
         41         243%          61         128%          81        105%
         42         236%          62         126%          82        105%
         43         229%          63         124%          83        105%
         44         222%          64         122%          84        105%

         45         215%          65         120%          85        105%
         46         209%          66         119%          86        105%
         47         203%          67         118%          87        105%
         48         197%          68         117%          88        105%
         49         191%          69         116%          89        105%

         50         185%          70         115%          90        105%
         51         178%          71         113%          91        104%
         52         171%          72         111%          92        103%
         53         164%          73         109%          93        102%
         54         157%          74         107%          94        101%

         55         150%          75         105%          95        101%
         56         146%          76         105%          96        101%
         57         142%          77         105%          97        101%
         58         138%          78         105%          98        101%
         59         134%          79         105%          99        101%
                                                          100        100%

Proceeds Payable on Death

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above, less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age ", and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The Policy Owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same Policy Date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY

The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                                  GRACE PERIOD

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current Policy Charges, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current Policy Charges due plus an amount equal to three times the current monthly deduction. The Company will send such a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

     1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

     2.   providing evidence of insurability satisfactory to the Company;

     3. paying sufficient premium to cover all policy charges that were due and unpaid during the Grace Period;

     4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

     5. paying or reinstating any indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If your Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the Cash Value at the end of the Grace Period.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Company's Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

Specified Amount Increases

After the first Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

     1.   satisfactory evidence of insurability must be provided;

     2.   the increase must be for a minimum of $10,000; and

     3.   age limits are the same as for a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

Specified Amount Decreases

After the first Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any such decrease shall reduce insurance in the following order:

     1.   against insurance provided by the most recent increase;

     2.   against the next most recent increases successively; and

     3.   against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

     1.   reduce the Specified Amount to less than $50,000; or

     2.   disqualify the Policy as a contract for life insurance.

Changes in the Death Benefit Option

After the first Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. Evidence of insurability is not required for a change from Option 2 to Option 1. The Company reserves the right to require evidence of insurability for a change from Option 1 to Option 2. The effective date of the change will be the Monthly Anniversary Day on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the Internal Revenue Service to qualify the Policy as a life insurance contract.

                             OTHER POLICY PROVISIONS

Policy Owner

While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

Beneficiary

The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insureds, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

Assignment

While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded by the Company at its Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.

Incontestability

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

Error in Age

If the age of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be 1. multiplied by 2. and then the result added to 3., where:

     1. is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

     2. is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death; and

     3.   is the Cash Value at the time of the Insured's death.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for such additional benefit.

Nonparticipating Policies

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                          DISTRIBUTION OF THE POLICIES

The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, Nationwide Advisory Services, Inc. (NAS), located at One Nationwide Plaza, Columbus, Ohio, 43216, also serves as principal underwriter for the Trust. NAS acts as general distributor for the Nationwide Multi-Flex Variable Account, Nationwide DC Variable Account, Nationwide DCVA-II, Nationwide Variable Account-II, Nationwide Variable Account-5, Nationwide Variable Account-8, Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A, Nationwide VL Separate Account - B, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, NACo Variable Account and the Nationwide Variable Account, all of which are separate investment accounts of the Company or its parent company, Nationwide Life Insurance Company. NAS is a wholly owned subsidiary of Nationwide Life Insurance Company.


NAS also acts as principal underwriter for the Nationwide Investing Foundation, Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II, and Nationwide Asset Allocation Trust, which are open-end management investment companies.


                               CUSTODIAN OF ASSETS

The Company, located at One Nationwide Plaza, Columbus, Ohio, 43216, serves as the Custodian of the assets of the Variable Account. The Company also serves as Trustee for the Trust (see Section entitled "The Variable Account").

                                   TAX MATTERS

Policy Proceeds

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill or chronically ill individuals) are subject to federal income taxes a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is an individual and is over age 59 1/2 or disabled. Under certain circumstances, certain distributions made under a Policy on the life of a "terminally ill individual" or a "chronically ill individual", as those terms are defined in the Code, are excludible from gross income.


The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to
Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Code.


In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the Policy Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.


Representatives of the Internal Revenue Service have suggested, from time to time, that the number of Underlying Mutual Funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of Underlying Mutual Funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse or the maturity of the Policy on its Maturity Date may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy Indebtedness exceeds the premiums paid into the Policy, the excess generally will be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

Generally the taxable portion of any distribution from a contract to a nonresident alien of the United States is subject to tax withholding at a rate equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is includable in the recipient's gross income.


- Federal Estate and Generation-Skipping Transfer Taxes

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, an estate of less than $600,000 (inclusive of certain predeath gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the Insured dies, the death benefit will generally be included in the lnsured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policy, such as the right to borrow on the Policy, or the right to name a new Beneficiary.

If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if such Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Treasury Department, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the Internal Revenue Service as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with counsel and other competent advisors regarding these taxes,

- Non-Resident Aliens

Distributions to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. The Company is required to withhold such amount from the Distribution and remit it to the Internal Revenue Service. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the Internal Revenue Service. In addition, for any Distribution made after December 31, 1997, the NRA must obtain an individual Taxpayer Identification Number from the Internal Revenue Service, and furnish that number to the Company prior to the Distribution. If the Company does not have the proper proof of citizenship or residency and (for Distributions after December 31, 1997) a proper individual Taxpayer Identification Number prior to any Distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includable in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if not taxpayer identification number, or an incorrect taxpayer identification number, is provided.

State and local estate, inheritance income and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.


Taxation of the Company

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.


Tax Changes

The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the Internal Revenue Service, is general and is not intended as tax advice.

In the recent past, the Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals, and other proposals will be considered in the future, and some may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the Policy.

If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other Distributions and/or ownership of the Policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting if when, and to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE POLICIES. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.


                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

The Company serves as depositor for the Nationwide VA Separate Account-A, Nationwide VA Separate Account-B, Nationwide VA Separate Account-C, Nationwide VL Separate Account-A and Nationwide VL Separate Account-B, each of which is a registered investment company, and each of which is a separate investment account of the Company.

The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Indemnity Company, Nationwide Mutual Fire Insurance Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, West Coast Life Insurance Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliate companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Life Insurance Company is the sole shareholder of Nationwide Life and Annuity Insurance Company.

Directors of the Company

                                  Director

       Name                    Since   Principal Occupation
       ----                    -----   --------------------

Lewis J. Alphin                1993    Farm Owner and Operator (1)


Keith W. Eckel                 1996    Partner, Fred W. Eckel Sons; President,
                                       Eckel Farms, Inc. (1)

Willard J. Engel               1994    General Manager Lyon County Co-Operative
                                       Oil Company (1)

Fred C. Finney                 1992    Owner and Operator, Moreland Fruit Farm;
                                       Operator, Melrose Orchard (1)

Charles L. Fuellgraf, Jr. * +  1969    Chief Executive Officer, Fuellgraf
                                       Electric Company. (1)


Joseph J. Gasper*+             1996    President and Chief Operating Officer,
                                       Nationwide Life and Annuity Insurance
                                       Company and Nationwide Life Insurance
                                       Company. (2)


Henry S. Holloway *+           1986    Farm Owner and Operator (1)

Dimon Richard McFerson *+      1988    Chairman and Chief Executive Officer,
                                       Nationwide Insurance Enterprise (2)

David O. Miller *+             1985    President, Owen Potato Farm, Inc.;
                                       Partner, M&M Enterprises (1)


C. Ray Noecker                 1994    Owner and Operator, Noecker Farms (1)


James F. Patterson +           1989    Vice President, Pattersons, Inc.;
                                       President, Patterson Farms, Inc. (1)

Arden L. Shisler *+            1984    President and Chief Executive Officer,
                                       K&B Transport, Inc. (1)


Robert L. Stewart              1989    Owner and Operator, Sunnydale Farms and
                                       Mining (1)


Nancy C. Thomas *              1986    Farm Owner and Operator. (1)

Harold W. Weihl                1990    Farm Owner and Operator, Weihl Farms (1)

*Member, Executive Committee           +Member, Investment Committee

1)   Principal occupation for last five years.

2) Prior to assuming this current position, Messrs. McFerson and Gasper held other executive management positions with the companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs. Holloway, McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation, a registered investment company. Mr. McFerson is trustee of Nationwide Separate Account Trust, Financial Horizons Investment Trust, Nationwide Investing Foundation II and Nationwide Asset Allocation Trust, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.


Executive Officers of the Company

Name                          Office Held
----                          -----------

Dimon Richard McFerson        Chairman and Chief Executive Officer-Nationwide
                              Insurance Enterprise

Joseph J. Gasper              President and Chief Operating Officer

Gordon E. McCutchan           Executive Vice President, Law and Corporate
                              Services and Secretary

Robert A. Oakley              Executive Vice President-Chief Financial Officer

Robert J. Woodward, Jr.       Executive Vice President-Chief Investment Officer

James E. Brock                Senior Vice President - Life Company Operations

W. Sidney Druen               Senior Vice President and General Counsel and
                              Assistant Secretary

Harvey S. Galloway, Jr.       Senior Vice President and Chief Actuary

Richard A. Karas              Senior Vice President - Sales and Financial
                              Services


Mark R. Thresher              Vice President - Controller

Duane M. Campbell             Vice President - Treasurer

Mr. Gasper is also President and Chief Operating Officer of Nationwide Life Insurance Company. Mr. Galloway is also an officer of Nationwide Mutual Insurance Company and Nationwide Life Insurance Company. Each of the other officers listed above is also an officer of each of the companies comprising the Nationwide Insurance Enterprise. Each of the executive officers listed above has been associated with the registrant in an executive capacity for more than the past five years, except Mr. Thresher, who joined the Registrant in 1996. From 1988-1996, Mr. Thresher served as a partner in the accounting firm KPMG Peat Marwick LLP and lead partner for Nationwide Insurance Enterprise from 1993-1996.


                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS

The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each sub-account of the Variable Account, and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.

In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

                                   ADVERTISING

The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                                LEGAL PROCEEDINGS

There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

The General Distributor, Nationwide Advisory Services, Inc., is not engaged in any material litigation of any nature.

                                     EXPERTS


The financial statements have been included herein reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                 LEGAL OPINIONS

Legal matters in connection with the Policies described herein are being passed upon by Druen, Rath & Dietrich, One Nationwide Plaza, Columbus, Ohio 43216. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                          ILLUSTRATIONS OF CASH VALUES,
                             CASH SURRENDER VALUES,
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For a hypothetical return of 0%, the second illustration also illustrates when the Policy would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy Indebtedness, no additional premium payments are made, and there are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the charges made against the assets of the sub-accounts for assuming mortality and expense risks. The mortality and expense risk charges are equivalent to an annual effective rate of 0.65% of the daily net asset value of the Variable Account. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of .75% of the daily net asset value of the Variable Account. This annual effective rate is calculated based upon the average of the most currently available underlying fund total operating expenses. The Underlying Mutual Funds are subject to the following fee waiver or expense reimbursement arrangements:

--------------------------------------------------------------------------------
            FUND                     EXPENSES WITHOUT REIMBURSEMENT OR WAIVER
--------------------------------------------------------------------------------
Fidelity Variable Insurance        The Adviser has voluntarily agreed subject to
Products Fund - Equity-Income      revision or termination to reimburse a fund
Portfolio                          if, and to the extent that, its aggregate
                                   operating expenses, including management
                                   fees, exceed a specified annual rate for the
                                   fund. The expense cap is: 1.50% imposed on
                                   October 9, 1986. Since the expense ratio is
                                   significantly below the expense cap there is
                                   no reimbursement and none anticipated during
                                   the current year. Since there is no
                                   reimbursement the discontinuance of the
                                   arrangement has no effect on total fund
                                   operating expenses.
--------------------------------------------------------------------------------
Fidelity Variable Insurance        The Adviser has voluntarily agreed subject to
Products Fund - Overseas           revision or termination to reimburse a fund
Portfolio                          if, and to the extent that, its aggregate
                                   operating expenses, including management
                                   fees, exceed a specified annual rate for the
                                   fund. The expense cap is: 1.50% imposed on
                                   January 28, 1986. Since the expense ratio is
                                   significantly below the expense cap there is
                                   no reimbursement and none anticipated during
                                   the current year. Since there is no
                                   reimbursement the discontinuance of the
                                   arrangement has no effect on total fund
                                   operating expenses.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to waive
Trust-Asset Allocation Fund        all or part of its fees in order to limit the
                                   Funds' operating expenses to not more than
                                   1.00% of the average daily net assets. It is
                                   likely that this voluntary waiver arrangement
                                   will continue during the current year;
                                   however, the Adviser may seek to eliminate or
                                   modify the fee waiver if necessary. The fee
                                   will be imposed to the extent any such waiver
                                   is eliminated or modified.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to waive
Trust-Government Bond Fund         all or part of its fees in order to limit the
                                   Funds' operating expenses to not more than
                                   .75% of the average daily net assets. It is
                                   likely that this voluntary waiver arrangement
                                   will continue during the current year;
                                   however, the Adviser may seek to eliminate or
                                   modify the fee waiver if necessary. The fee
                                   will be imposed to the extent any such waiver
                                   is eliminated or modified.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to waive
Trust-Large Company Growth         all or part of its fees in order to limit the
Fund                               Funds' operating expenses to not more than
                                   1.00% of the average daily net assets. It is
                                   likely that this voluntary waiver arrangement
                                   will continue during the current year;
                                   however, the Adviser may seek to eliminate or
                                   modify the fee waiver if necessary. The fee
                                   will be imposed to the extent any such waiver
                                   is eliminated or modified.
--------------------------------------------------------------------------------
The One(R) Group Investment        The Adviser has voluntarily agreed to waive
Trust-Growth Opportunities         all or part of its fees in order to limit the
Fund                               Funds' operating expenses to not more than
                                   1.10% of the average daily net assets. It is
                                   likely that this voluntary waiver arrangement
                                   will continue during the current year;
                                   however, the Adviser may seek to eliminate or
                                   modify the fee waiver if necessary. The fee
                                   will be imposed to the extent any such waiver
                                   is eliminated or modified.
--------------------------------------------------------------------------------

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Cash Values and Death benefits than those illustrated.

Guaranteed values in the illustrations also reflect the fact that the Company deducts the following charges from premium payments:

                                    Years 1-7               Years 8+
                                    ---------               --------
     Sales load                        9%                      5%
     Tax expense charge                4%                      4%

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year, $5 per month in renewal years. Guaranteed values reflect the $10.00 maximum monthly administrative charge under the Policy in renewal years. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                             DEATH BENEFIT OPTION 1
                $6,000 ANNUAL PREMIUM: $250,000 SPECIFIED AMOUNT
                    UNISEX: NON-TOBACCO: NON-MEDICAL: AGE 45

                                GUARANTEED VALUES

                            0% Hypothetical                     6% Hypothetical                       12% Hypothetical
                        Gross Investment Return             Gross Investment Return                Gross Investment Return
                        -----------------------             -----------------------                -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1       6,300       4,145      4,145      250,000      4,422      4,422       250,000        4,699        4,699      250,000
       2      12,915       8,242      8,242      250,000      9,055      9,055       250,000        9,903        9,903      250,000
       3      19,861      12,229     12,229      250,000     13,847     13,847       250,000       15,600       15,600      250,000
       4      27,154      16,103     16,103      250,000     18,801     18,801       250,000       21,841       21,841      250,000
       5      34,811      19,862     19,862      250,000     23,922     23,922       250,000       28,683       28,683      250,000
       6      42,852      23,498     23,498      250,000     29,211     29,211       250,000       36,186       36,186      250,000
       7      51,295      27,003     27,003      250,000     34,668     34,668       250,000       44,416       44,416      250,000
       8      60,159      30,606     30,606      250,000     40,547     40,547       250,000       53,714       53,714      250,000
       9      69,467      34,055     34,055      250,000     46,606     46,606       250,000       63,929       63,929      250,000
      10      79,241      37,343     37,343      250,000     52,850     52,850       250,000       75,163       75,163      250,000
      11      89,503      40,461     40,461      250,000     59,285     59,285       250,000       87,535       87,535      250,000
      12     100,278      43,403     43,403      250,000     65,917     65,917       250,000      101,181      101,181      250,000
      13     111,592      46,167     46,167      250,000     72,763     72,763       250,000      116,265      116,265      250,000
      14     123,471      48,741     48,741      250,000     79,830     79,830       250,000      132,966      132,966      250,000
      15     135,945      51,110     51,110      250,000     87,125     87,125       250,000      151,492      151,492      250,000
      16     149,042      53,254     53,254      250,000     94,658     94,658       250,000      172,083      172,083      250,000
      17     162,794      55,153     55,153      250,000    102,436    102,436       250,000      195,023      195,023      250,000
      18     177,234      56,770     56,770      250,000    110,466    110,466       250,000      220,426      220,426      277,737
      19     192,396      58,070     58,070      250,000    118,757    118,757       250,000      248,348      248,348      307,952
      20     208,316      59,021     59,021      250,000    127,330    127,330       250,000      279,042      279,042      340,431
      21     225,031      59,592     59,592      250,000    136,216    136,216       250,000      312,791      312,791      375,349
      22     242,583      59,752     59,752      250,000    145,456    145,456       250,000      349,837      349,837      416,306
      23     261,012      59,472     59,472      250,000    155,102    155,102       250,000      390,500      390,500      460,790
      24     280,363      58,710     58,710      250,000    165,213    165,213       250,000      435,128      435,128      509,100
      25     300,681      57,403     57,403      250,000    175,855    175,855       250,000      484,102      484,102      561,558
      26     322,015      55,459     55,459      250,000    187,106    187,106       250,000      537,834      537,834      618,509
      27     344,415      52,759     52,759      250,000    199,060    199,060       250,000      596,996      596,996      674,605
      28     367,936      49,142     49,142      250,000    211,843    211,843       250,000      662,204      662,204      735,046
      29     392,633      44,424     44,424      250,000    225,626    225,626       250,000      734,181      734,181      800,257
      30     418,565      38,409     38,409      250,000    240,517    240,517       257,353      813,793      813,793      870,758

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $15 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $10 THEREAFTER. GUARANTEED VALUES REFLECT A 13% OF PREMIUM CHARGE ON ALL PREMIUMS PAID IN THE FIRST SEVEN YEARS AND A 9% OF PREMIUM CHARGE ON ALL PREMIUMS PAID THEREAFTER.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             DEATH BENEFIT OPTION 1
             $15,000 PREMIUM FOR 7 YEARS: $300,000 SPECIFIED AMOUNT
                    UNISEX: NON-TOBACCO: NON-MEDICAL: AGE 45

                                GUARANTEED VALUES

                              0% Hypothetical                     6% Hypothetical                       12% Hypothetical
                          Gross Investment Return             Gross Investment Return                Gross Investment Return
                          -----------------------             -----------------------                -----------------------
            Premiums
           Paid Plus                   Cash                               Cash                                    Cash
  Policy    Interest        Cash       Surr        Death       Cash       Surr         Death         Cash         Surr        Death
    Year       at 5%       Value      Value      Benefit      Value      Value       Benefit        Value        Value      Benefit
    ----       -----       -----      -----      -------      -----      -----       -------        -----        -----      -------
       1      15,750      11,724     11,724      300,000     12,461     12,461       300,000       13,198       13,198      300,000
              32,288      23,311     23,311      300,000     25,516     25,516       300,000       27,810       27,810      300,000
       3      49,652      34,703     34,703      300,000     39,136     39,136       300,000       43,929       43,929      300,000
       4      67,884      45,903     45,903      300,000     53,349     53,349       300,000       61,723       61,723      300,000
       5      87,029      56,912     56,912      300,000     68,187     68,187       300,000       81,378       81,378      300,000
       6     107,130      67,728     67,728      300,000     83,682     83,682       300,000      103,103      103,103      300,000
       7     128,237      78,351     78,351      300,000     99,867     99,867       300,000      127,133      127,133      300,000
       8     134,648      75,830     75,830      300,000    103,057    103,057       300,000      139,236      139,236      300,000
       9     141,381      73,199     73,199      300,000    106,295    106,295       300,000      152,586      152,586      300,000
      10     148,450      70,442     70,442      300,000    109,575    109,575       300,000      167,332      167,332      300,000
      11     155,872      67,540     67,540      300,000    112,889    112,889       300,000      183,640      183,640      300,000
      12     163,666      64,476     64,476      300,000    116,235    116,235       300,000      201,706      201,706      300,000
      13     171,849      61,238     61,238      300,000    119,611    119,611       300,000      221,726      221,726      314,851
      14     180,442      57,801     57,801      300,000    123,009    123,009       300,000      243,801      243,801      336,446
      15     189,464      54,135     54,135      300,000    126,419    126,419       300,000      268,107      268,107      359,263
      16     198,937      50,201     50,201      300,000    129,824    129,824       300,000      294,882      294,882      383,347
      17     208,884      45,957     45,957      300,000    133,210    133,210       300,000      324,311      324,311      415,118
      18     219,328      41,337     41,337      300,000    136,547    136,547       300,000      356,651      356,651      449,380
      19     230,295      36,274     36,274      300,000    139,807    139,807       300,000      392,189      392,189      486,315
      20     241,809      30,697     30,697      300,000    142,966    142,966       300,000      431,249      431,249      526,124
      21     253,900      24,536     24,536      300,000    146,001    146,001       300,000      474,196      474,196      569,035
      22     266,595      17,717     17,717      300,000    148,891    148,891       300,000      521,321      521,321      620,372
      23     279,924      10,163     10,163      300,000    151,617    151,617       300,000      573,032      573,032      676,178
      24     293,921       1,775      1,775      300,000    154,153    154,153       300,000      629,773      629,773      736,835
      25     308,617           *          *            *    156,455    156,455       300,000      692,026      692,026      802,750
      26     324,048           *          *            *    158,461    158,461       300,000      760,314      760,314      874,361
      27     340,250           *          *            *    160,088    160,088       300,000      835,518      835,518      944,135
      28     357,262           *          *            *    161,228    161,228       300,000      918,427      918,427    1,019,454
      29     375,126           *          *            *    161,756    161,756       300,000    1,009,975    1,009,975    1,100,873
      30     393,882           *          *            *    161,540    161,540       300,000    1,111,275    1,111,275    1,189,065

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) GUARANTEED VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $15 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $10 THEREAFTER. GUARANTEED VALUES REFLECT A 13% OF PREMIUM CHARGE ON ALL PREMIUMS PAID IN THE FIRST SEVEN YEARS AND A 9% OF PREMIUM CHARGE ON ALL PREMIUMS PAID THEREAFTER.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS.. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Nationwide Life and Annuity Insurance Company:

We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1996 and 1995, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

In 1994, the Company adopted the provisions of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                                                KPMG Peat Marwick LLP

Columbus, Ohio
January 31, 1997

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                           December 31, 1996 and 1995
                                ($000's omitted)


                           Assets                                                         1996         1995
                           ------                                                      ----------    -------
Investments (notes 4, 7 and 8):
   Securities available-for-sale, at fair value:
      Fixed maturity securities (cost $640,303 in 1996; $539,214 in 1995)              $  648,076    555,751
      Equity securities (cost $10,854 in 1996; $10,256 in 1995)                            12,254     11,407
   Mortgage loans on real estate, net                                                     150,997    104,736
   Real estate, net                                                                         1,090      1,117
   Policy loans                                                                               126         94
   Short-term investments (note 12)                                                           492      4,844
                                                                                       ----------    -------
                                                                                          813,035    677,949
                                                                                       ----------    -------
Cash                                                                                        4,296         --
Accrued investment income                                                                   9,189      8,464
Deferred policy acquisition costs                                                          16,168     23,405
Deferred federal income tax (note 6)                                                        4,735         --
Other assets                                                                               32,747        208
Assets held in Separate Accounts (note 7)                                                 486,251    257,556
                                                                                       ----------    -------
                                                                                       $1,366,421    967,582
                                                                                       ==========    =======
            Liabilities and Shareholder's Equity
            ------------------------------------
Future policy benefits and claims (notes 5 and 7)                                      $   80,720    621,280
Funds withheld under coinsurance agreement with affiliate (note 12)                       679,571         --
Accrued federal income tax (note 6):
   Current                                                                                  7,914        708
   Deferred                                                                                    --      2,830
                                                                                       ----------    -------
                                                                                            7,914      3,538
                                                                                       ----------    -------
Other liabilities                                                                          27,928      5,031
Liabilities related to Separate Accounts (note 7)                                         486,251    257,556
                                                                                       ----------    -------
                                                                                        1,282,384    887,405
                                                                                       ----------    -------
Commitments (notes 7 and 8)

Shareholder's equity (notes 3, 4 and 11):
   Capital shares, $40 par value.  Authorized, issued and outstanding 66,000 shares         2,640      2,640
   Additional paid-in capital                                                              52,960     52,960
   Retained earnings                                                                       25,209     20,123
   Unrealized gains on securities available-for-sale, net                                   3,228      4,454
                                                                                       ----------    -------
                                                                                           84,037     80,177
                                                                                       ----------    -------
                                                                                       $1,366,421    967,582
                                                                                       ==========    =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)


                                                                               1996        1995        1994
                                                                             --------     -------     -------
Revenues (note 13):
   Investment product and universal life insurance product policy charges    $  6,656       4,322       3,601
   Traditional life insurance premiums                                            246         674         311
   Net investment income (note 4)                                              51,045      49,108      45,030
   Realized losses on investments (note 4)                                         (3)       (702)       (625)
                                                                             --------     -------     -------
                                                                               57,944      53,402      48,317
                                                                             --------     -------     -------
Benefits and expenses:
   Benefits and claims                                                         35,524      34,180      29,870
   Amortization of deferred policy acquisition costs                            7,380       5,508       6,940
   Other operating expenses (note 12)                                           7,247       6,567       6,320
                                                                             --------     -------     -------
                                                                               50,151      46,255      43,130
                                                                             --------     -------     -------
      Income before federal income tax expense                                  7,793       7,147       5,187
                                                                             --------     -------     -------
Federal income tax expense (benefit) (note 6):
   Current                                                                      9,612       2,012       2,103
   Deferred                                                                    (6,905)        361        (244)
                                                                             --------     -------     -------
                                                                                2,707       2,373       1,859
                                                                             --------     -------     -------
      Net income                                                             $  5,086       4,774       3,328
                                                                             ========     =======     =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)


                                                                                                    Unrealized
                                                                                                   gains (losses)
                                                                     Additional                    on securities        Total
                                                       Capital        paid-in         Retained     available-for-    shareholder's
                                                       shares         capital         earnings       sale, net          equity
                                                       -------       ----------       --------     --------------    -------------
1994:
   Balance, beginning of year                          $2,640          43,960          12,021              38            58,659
   Capital contribution                                    --           9,000              --              --             9,000
   Net income                                              --              --           3,328              --             3,328
   Adjustment for change in accounting for
      certain investments in debt and equity
      securities, net (note 3)                             --              --              --           4,698             4,698
   Unrealized losses on securities available-
      for-sale, net                                        --              --              --          (8,439)           (8,439)
                                                       ------          ------          ------          ------           -------
   Balance, end of year                                $2,640          52,960          15,349          (3,703)           67,246
                                                       ======          ======          ======          ======           =======
1995:
   Balance, beginning of year                           2,640          52,960          15,349          (3,703)           67,246
   Net income                                              --              --           4,774              --             4,774
   Unrealized gains on securities available-
      for-sale, net                                        --              --              --           8,157             8,157
                                                       ------          ------          ------          ------           -------
   Balance, end of year                                $2,640          52,960          20,123           4,454            80,177
                                                       ======          ======          ======          ======           =======
1996:
   Balance, beginning of year                           2,640          52,960          20,123           4,454            80,177
   Net income                                              --              --           5,086              --             5,086
   Unrealized losses on securities available-
      for-sale, net                                        --              --              --          (1,226)           (1,226)
                                                       ------          ------          ------          ------           -------
   Balance, end of year                                $2,640          52,960          25,209           3,228            84,037
                                                       ======          ======          ======          ======           =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 1996, 1995 and 1994
                                ($000's omitted)

                                                                               1996         1995        1994
                                                                            ---------     -------     -------
 Cash flows from operating activities:
    Net income                                                              $   5,086       4,774       3,328
    Adjustments to reconcile net income to net cash provided by operating activities:
          Capitalization of deferred policy acquisition costs                 (19,987)     (6,754)     (7,283)
          Amortization of deferred policy acquisition costs                     7,380       5,508       6,940
          Commission and expense allowances under coinsurance
              agreement with affiliate (note 12)                               26,473          --          --
          Amortization and depreciation                                         1,721         878         473
          Realized losses on invested assets, net                                   3         702         625
          Deferred federal income tax (benefit) expense                        (6,905)        361        (244)
          Increase in accrued investment income                                  (725)       (423)       (750)
          (Increase) decrease in other assets                                 (32,539)         62        (126)
          (Decrease) increase in policy liabilities and funds withheld
              on coinsurance agreement with affiliate                          (7,101)        627         926
          Increase (decrease) in accrued federal income tax payable             7,206         698        (254)
          Increase (decrease) in other liabilities                             22,897         368        (505)
                                                                            ---------     -------     -------
             Net cash provided by operating activities                          3,509       6,801       3,130
                                                                            ---------     -------     -------
 Cash flows from investing activities:
    Proceeds from maturity of securities available-for-sale                    73,966      41,729      24,850
    Proceeds from sale of securities available-for-sale                         2,480       3,070      13,170
    Proceeds from maturity of fixed maturity securities held-to-maturity           --      11,251       8,483
    Proceeds from repayments of mortgage loans on real estate                  10,975       8,673       5,733
    Proceeds from sale of real estate                                              --         655          --
    Proceeds from repayments of policy loans                                       23          50           2
    Cost of securities available-for-sale acquired                           (179,671)    (79,140)    (94,130)
    Cost of fixed maturity securities held-to maturity acquired                    --      (8,000)    (15,544)
    Cost of mortgage loans on real estate acquired                            (57,395)    (18,000)    (11,000)
    Cost of real estate acquired                                                   --         (10)        (52)
    Policy loans issued                                                           (55)        (66)        (80)
    Short-term investments, net                                                 4,352      (4,479)      1,407
                                                                            ---------     -------     -------
             Net cash used in investing activities                           (145,325)    (44,267)    (67,161)
                                                                            ---------     -------     -------
 Cash flows from financing activities:
    Proceeds from capital contribution                                             --          --       9,000
    Increase in investment product and universal life insurance
       product account balances                                               235,286      79,523      95,254
    Decrease in investment product and universal life insurance
       product account balances                                               (89,174)    (42,057)    (40,223)
                                                                            ---------     -------     -------
             Net cash provided by financing activities                        146,112      37,466      64,031
                                                                            ---------     -------     -------
 Net increase in cash                                                           4,296          --          --

 Cash, beginning of year                                                           --          --          --
                                                                            ---------     -------     -------
 Cash, end of year                                                          $   4,296          --          --
                                                                            =========     =======     =======

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1996, 1995 and 1994
                                ($000's omitted)

(1)   Organization and Description of Business

      Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

      The Company sells primarily fixed and variable rate annuities through banks and other financial institutions. In addition, the Company sells universal life and other interest-sensitive life insurance products and is subject to competition from other financial services providers throughout the United States. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

      The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives, new legal theories or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those currently recorded in the financial statements. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

(2)   Summary of Significant Accounting Policies

      The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

      In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued



      The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

      (a)   Valuation of Investments and Related Gains and Losses

         The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1996 or 1995.

         Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate are included in interest income in the period received.

         Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

         Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

      (b)   Revenues and Benefits

         Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual variable and fixed annuities and annuities without life contingencies. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

         Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      (c)   Deferred Policy Acquisition Costs

         The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable agency expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

      (d)   Separate Accounts

         Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

      (e)   Future Policy Benefits

         Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

      (f)   Federal Income Tax

         The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

         The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

      (g)   Reinsurance Ceded

         Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

      (h)   Statements of Cash Flows

         The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 12. As such, the Company had no cash balance as of December 31, 1995 and 1994.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      (i)   Reclassification

         Certain items in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 presentation.


(3)   Change in Accounting Principle

      Effective January 1, 1994, the Company changed its method of accounting for certain investments in debt and equity securities in connection with the issuance of Statement of Financial Accounting Standards (SFAS) No. 115 Accounting for Certain Investments in Debt and Equity Securities. As of January 1, 1994, the Company classified fixed maturity securities with amortized cost and fair value of $380,974 and $399,556, respectively, as available-for-sale and recorded the securities at fair value. Previously, these securities were recorded at amortized cost. The effect as of January 1, 1994, has been recorded as a direct credit to shareholder's equity as follows:

         Excess of fair value over amortized cost of fixed maturity
            securities available-for-sale                                         $ 18,582
         Adjustment to deferred policy acquisition costs                           (11,355)
         Deferred federal income tax                                                (2,529)
                                                                                  --------
                                                                                  $  4,698
                                                                                  ========

(4)   Investments

      The amortized cost and estimated fair value of securities available-for-sale were as follows as of December 31, 1996 and 1995:

                                                                                      Gross         Gross
                                                                       Amortized    unrealized    unrealized     Estimated
         1996:                                                           cost         gains         losses      fair value
                                                                       ---------    ----------    ----------    ----------
           Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               government corporations and agencies                    $  3,695            7            (78)        3,624
             Obligations of states and political subdivisions               269           --             (2)          267
             Debt securities issued by foreign governments                6,129          133             (8)        6,254
             Corporate securities                                       393,371        5,916         (1,824)      397,463
             Mortgage-backed securities                                 236,839        4,621           (992)      240,468
                                                                       --------      -------       --------       -------
                 Total fixed maturity securities                        640,303       10,677         (2,904)      648,076
           Equity securities                                             10,854        1,540           (140)       12,254
                                                                       --------      -------       --------       -------
                                                                       $651,157       12,217         (3,044)      660,330
                                                                       ========      =======       ========       =======
         1995:
           Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               government corporations and agencies                    $  3,492           18             --         3,510
             Obligations of states and political subdivisions               271           --             (1)          270
             Debt securities issued by foreign governments                6,177          301             --         6,478
             Corporate securities                                       332,425       10,116           (925)      341,616
             Mortgage-backed securities                                 196,849        7,649           (621)      203,877
                                                                       --------      -------       --------       -------
                 Total fixed maturity securities                        539,214       18,084         (1,547)      555,751
           Equity securities                                             10,256        1,151             --        11,407
                                                                       --------      -------       --------       -------
                                                                       $549,470       19,235         (1,547)      567,158
                                                                       ========      =======       ========       =======

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Amortized        Estimated
                                                                  cost          fair value
                                                               ---------        ----------
         Fixed maturity securities available-for-sale:
            Due in one year or less                             $ 43,219           43,441
            Due after one year through five years                198,045          200,453
            Due after five years through ten years               121,820          122,595
            Due after ten years                                   40,380           41,119
                                                                --------          -------
                                                                 403,464          407,608
         Mortgage-backed securities                              236,839          240,468
                                                                --------          -------
                                                                $640,303          648,076
                                                                ========          =======

      The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                              1996              1995
                                                            -------           -------
         Gross unrealized gains                             $ 9,173            17,688
         Adjustment to deferred policy acquisition
            costs                                            (4,207)          (10,836)
         Deferred federal income tax                         (1,738)           (2,398)
                                                            -------           -------
                                                            $ 3,228             4,454
                                                            =======           =======

      An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:

                                              1996        1995       1994
                                            --------     ------    -------
         Securities available-for-sale:
            Fixed maturity securities       $ (8,764)    30,647    (32,692)
            Equity securities                    249      1,283       (190)
         Fixed maturity securities
            held-to-maturity                      --      3,941     (8,407)
                                            --------     ------    -------
                                            $ (8,515)    35,871    (41,289)
                                            ========     ======    =======

      Proceeds from the sale of securities available-for-sale during 1996, 1995 and 1994 were $2,480, $3,070 and $13,170, respectively. During 1996, gross gains of $181 ($64 and $373 in 1995 and 1994, respectively) and no gross losses ($6 and $73 in 1995 and 1994, respectively) were realized on those sales.

      During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $2,000 to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $600.

      As permitted by the Financial Accounting Standards Board's Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, issued in November 1995, the Company transferred all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $77,405, resulting in a gross unrealized gain of $1,709.

      The Company has no investments which were non-income producing for the twelve month period preceding December 31, 1996 ($996 of fixed maturity securities in 1995).

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Real estate is presented at cost less accumulated depreciation of $108 as of December 31, 1996 ($81 as of December 31, 1995) and valuation allowances of $229 as of December 31, 1996 ($229 as of December 31, 1995).

      The recorded investment of mortgage loans on real estate considered to be impaired (under SFAS No. 114 - Accounting by Creditors for Impairment of a Loan as amended by SFAS No. 118 - Accounting by Creditors for Impairment of a Loan Income Recognition and Disclosure) as of December 31, 1996 was $955 ($966 as of December 31, 1995), which includes $955 (none as of December 31, 1995) of impaired mortgage loans on real estate for which the related valuation allowance was $184 (none as of December 31, 1995) and none ($966 as of December 31, 1995) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1996, the average recorded investment in impaired mortgage loans on real estate was approximately $964 ($242 in 1995) and interest income recognized on those loans was $16 (none in 1995), which is equal to interest income recognized using a cash-basis method of income recognition.

      Activity in the valuation allowance account for mortgage loans on real estate is summarized for the year ended December 31, 1996:

                                                     1996    1995
                                                     ----    ----
         Allowance, beginning of year                $750     860
              Additional charged to operations        184      --
              Reduction of the allowance credited
                to operations                          --    (110)
                                                     ----    ----
         Allowance, end of year                      $934     750
                                                     ====    ====

      An analysis of investment income by investment type follows for the years ended December 31:

                                                1996      1995      1994
                                              -------    ------    ------
         Gross investment income:
            Securities available-for-sale:
               Fixed maturity securities      $40,552    35,093    36,720
               Equity securities                  598       713        16
            Fixed maturity securities
               held-to-maturity                    --     4,530       540
            Mortgage loans on real estate       9,991     9,106     8,437
            Real estate                           214       273       175
            Short-term investments                507       348       207
            Other                                  57        41        19
                                              -------    ------    ------
                   Total investment income     51,919    50,104    46,114
         Less: investment expenses                874       996     1,084
                                              -------    ------    ------
                   Net investment income      $51,045    49,108    45,030
                                              =======    ======    ======

      An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                            1996     1995     1994
                                                           -----     ----     ----
           Fixed maturity securities available-for-sale    $ 181     (822)     260
           Mortgage loans on real estate                    (184)     110     (832)
           Real estate and other                              --       10      (53)
                                                           -----     ----     ----
                                                           $  (3)    (702)    (625)
                                                           =====     ====     ====

      Fixed maturity securities with an amortized cost of $3,403 and $2,806 as of December 31, 1996 and 1995, respectively, were on deposit with various regulatory agencies as required by law.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)   Future Policy Benefits

      The liability for future policy benefits for investment contracts has been established based on policy terms, interest rates and various contract provisions. The average interest rate credited on investment product policies was approximately 5.6%, 5.6% and 5.3% for the years ended December 31, 1996, 1995 and 1994, respectively.


(6)   Federal Income Tax

      The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1996 and 1995 are as follows:

                                                               1996         1995
                                                             --------     -------
         Deferred tax assets:
            Liabilities in Separate Accounts                 $  5,311       3,445
            Future policy benefits                              1,070       5,249
            Mortgage loans on real estate and real estate         407         338
            Other assets and other liabilities                  3,836         708
                                                             --------     -------
              Total gross deferred tax assets                  10,624       9,740
                                                             --------     -------
         Deferred tax liabilities:
            Fixed maturity securities                           3,268       6,308
            Deferred policy acquisition costs                   2,131       6,262
            Equity securities                                     490          --
                                                             --------     -------
              Total gross deferred tax liabilities              5,889      12,570
                                                             --------     -------
                                                             $  4,735      (2,830)
                                                             ========     =======

      In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1996, 1995 and 1994 based on its analysis of future deductible amounts.

      Total federal income tax expense for the years ended December 31, 1996, 1995 and 1994 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                            1996                 1995                 1994
                                                      ----------------     ----------------     ----------------
                                                       Amount       %       Amount       %       Amount       %
                                                      -------     ----     -------     ----     -------     ----
         Computed (expected) tax expense              $ 2,728     35.0     $ 2,501     35.0     $ 1,815     35.0
         Tax exempt interest and dividends
            received deduction                           (175)    (2.3)       (150)    (2.1)        (50)    (1.0)
         Other, net                                       154      2.0          22      0.3          94      1.8
                                                      -------     ----     -------     ----     -------     ----
               Total (effective rate of each year)    $ 2,707     34.7     $ 2,373     33.2     $ 1,859     35.8
                                                      =======     ====     =======     ====     =======     ====

      Total federal income tax paid was $2,335, $1,314 and $2,357 during the years ended December 31, 1996, 1995 and 1994, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(7)   Disclosures about Fair Value of Financial Instruments

      SFAS No. 107 - Disclosures about Fair Value of Financial Instruments (SFAS
      107) requires disclosure of fair value information about existing on and off-balance sheet financial instruments. SFAS 107 defines the fair value of a financial instrument as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques.

      These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. SFAS 107 excludes certain assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

      Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from SFAS 107 disclosures, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

      The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

      The following methods and assumptions were used by the Company in estimating its fair value disclosures:

         Cash, short-term investments and policy loans: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

         Fixed maturity and equity securities: Fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

         Separate Account assets and liabilities: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

         Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

         Investment contracts: Fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

         Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 8.

      Carrying amount and estimated fair value of financial instruments subject to SFAS 107 and policy reserves on life insurance contracts were as follows as of December 31, 1996 and 1995:

                                                                     1996                       1995
                                                           -----------------------    -----------------------
                                                           Carrying     Estimated     Carrying     Estimated
                                                            amount      fair value     amount      fair value
                                                           --------     ----------    --------     ----------
         Assets
         Investments:
            Securities available-for-sale:
               Fixed maturity securities                   $648,076       648,076       555,751       555,751
               Equity securities                             12,254        12,254        11,407        11,407
            Mortgage loans on real estate, net              150,997       152,496       104,736       111,501
            Policy loans                                        126           126            94            94
            Short-term investments                              492           492         4,844         4,844
            Cash                                              4,296         4,296            --            --
         Assets held in Separate Accounts                   486,251       486,251       257,556       257,556

         Liabilities
         Investment contracts                                75,417        72,262       616,984       601,582
         Policy reserves on life insurance contracts          5,303         5,390         4,296         4,520
         Liabilities related to Separate Accounts           486,251       471,125       257,556       246,996

(8)   Additional Financial Instruments Disclosures

      Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

      Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $19,500 extending into 1997 were outstanding as of December 31, 1996.

      Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 31% (28% in 1995) in any geographic area and no more than 5% (15% in 1995) with any one borrower.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      The summary below depicts loans by remaining principal balance as of December 31, 1996 and 1995:

                                                                          Apartment
                                   Office      Warehouse      Retail       & other        Total
                                  --------     ---------      ------      ---------     --------
          1996:
            East North Central    $  1,968        2,324        8,203         7,867        20,362
            East South Central          --           --        1,828        11,591        13,419
            Mountain                    --        1,394           --         1,986         3,380
            Middle Atlantic          2,817           --          883         1,990         5,690
            New England              1,993          868        1,944            --         4,805
            Pacific                  3,883       15,779       10,093         9,273        39,028
            South Atlantic           9,926           --       16,209        20,520        46,655
            West North Central       2,000           --           --            --         2,000
            West South Central       3,824           --        1,995        10,847        16,666
                                  --------       ------       ------       -------      --------
                                  $ 26,411       20,365       41,155        64,074       152,005
                                  ========       ======       ======       =======
               Less valuation allowances and unamortized discount                          1,008
                                                                                        --------
                    Total mortgage loans on real estate, net                            $150,997
                                                                                        ========
          1995:
            East North Central    $  1,854          878        8,263         3,940        14,935
            East South Central          --           --        1,877        11,753        13,630
            Mountain                    --           --           --         1,964         1,964
            Middle Atlantic            882        1,820          901            --         3,603
            New England                 --          895        1,963            --         2,858
            Pacific                  1,923        8,600        8,211         8,838        27,572
            South Atlantic           3,953           --        9,928        15,797        29,678
            West North Central          --        1,500           --            --         1,500
            West South Central       3,881          969           --         4,932         9,782
                                  --------       ------       ------       -------      --------
                                  $ 12,493       14,662       31,143        47,224       105,522
                                  ========       ======       ======       =======
               Less valuation allowances and unamortized discount                            786
                                                                                        --------
                    Total mortgage loans on real estate, net                            $104,736
                                                                                        ========

(9)   Pension Plan

      The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one thousand hours of service within a twelve-month period and who have met certain age requirements. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

      Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

      Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan. Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Pension costs charged to operations by the Company during the years ended December 31, 1996, 1995 and 1994 were $189, $214 and $265, respectively.

      The net periodic pension cost for the Nationwide Insurance Enterprise Retirement Plan as a whole for the year ended December 31, 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the years ended December 31, 1995 and 1994 follows:

                                                                    1996            1995           1994
                                                                 ---------        --------        -------
          Service cost (benefits earned during the period)       $  75,466          64,524         64,740
          Interest cost on projected benefit obligation            105,511          95,283         73,951
          Actual return on plan assets                            (210,583)       (249,294)       (21,495)
          Net amortization and deferral                            101,795         143,353        (62,150)
                                                                 ---------        --------        -------
                                                                 $  72,189          53,866         55,046
                                                                 =========        ========        =======

      Basis for measurements, net periodic pension cost:

                                                                1996        1995        1994
                                                              -------     -------     -------
          Weighted average discount rate                         6.00%       7.50%       5.75%
          Rate of increase in future compensation levels         4.25%       6.25%       4.50%
          Expected long-term rate of return on plan assets       6.75%       8.75%       7.00%

      Information regarding the funded status of the Nationwide Insurance Enterprise Retirement Plan as a whole as of December 31, 1996 and 1995 follows:

                                                                               1996           1995
                                                                           -----------     ----------
          Accumulated benefit obligation:
             Vested                                                        $ 1,338,554      1,236,730
             Nonvested                                                          11,149         26,503
                                                                           -----------     ----------
                                                                           $ 1,349,703      1,263,233
                                                                           ===========     ==========
          Net accrued pension expense:
             Projected benefit obligation for services rendered to date    $ 1,847,828      1,780,616
             Plan assets at fair value                                       1,947,933      1,738,004
                                                                           -----------     ----------
                Plan assets in excess of (less than) projected benefit
                   obligation                                                  100,105        (42,612)
             Unrecognized prior service cost                                    37,870         42,845
             Unrecognized net gains                                           (201,952)       (63,130)
             Unrecognized net asset at transition                               37,158         41,305
                                                                           -----------     ----------
                                                                           $   (26,819)       (21,592)
                                                                           ===========     ==========

      Basis for measurements, funded status of plan:

                                                                               1996           1995
                                                                           -----------     ----------
          Weighted average discount rate                                       6.50%          6.00%
          Rate of increase in future compensation levels                       4.75%          4.25%

      Assets of the Nationwide Insurance Enterprise Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau, a wholly owned subsidiary of NLIC.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(10)  Postretirement Benefits Other Than Pensions

      In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

      The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation, however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

      The Company's accrued postretirement benefit expense as of December 31, 1996 and 1995 was $840 and $808, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1996, 1995 and 1994 was $78, $66 and $119, respectively.

      The amount of NPPBC for the plan as a whole for the years ended December 31, 1996, 1995 and 1994 was as follows:

                                                                                     1996         1995        1994
                                                                                   --------     -------     -------
         Service cost (benefits attributed to employee service during the year)    $  6,541       6,235       8,586
         Interest cost on accumulated postretirement benefit obligation              13,679      14,151      14,011
         Actual return on plan assets                                                (4,348)     (2,657)     (1,622)
         Amortization of unrecognized transition obligation of affiliates               173       2,966         568
         Net amortization and deferral                                                1,830      (1,619)      1,622
                                                                                   --------     -------     -------
                                                                                   $ 17,875      19,076      23,165
                                                                                   ========     =======     =======

      Information regarding the funded status of the plan as a whole as of December 31, 1996 and 1995 follows:

                                                                                         1996         1995
                                                                                      ---------     --------
         Accrued postretirement benefit expense:
            Retirees                                                                  $  92,954       88,680
            Fully eligible, active plan participants                                     23,749       28,793
            Other active plan participants                                               83,986       90,375
                                                                                      ---------     --------
               Accumulated postretirement benefit obligation (APBO)                     200,689      207,848
            Plan assets at fair value                                                    63,044       54,325
                                                                                      ---------     --------
               Plan assets less than accumulated postretirement benefit obligation     (137,645)    (153,523)
            Unrecognized transition obligation of affiliates                              1,654        1,827
            Unrecognized net gains                                                      (23,225)      (1,038)
                                                                                      ---------     --------
                                                                                      $(159,216)    (152,734)
                                                                                      =========     ========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Actuarial assumptions used for the measurement of the APBO as of December 31, 1996 and 1995 and the NPPBC for 1996, 1995 and 1994 were as follows:

                                                   1996        1996        1995       1995         1994
                                                   APBO        NPPBC       APBO       NPPBC        NPPBC
                                                 --------    --------    --------    --------    --------
         Discount rate                               7.25%       6.65%       6.75%       8.00%       7.00%
         Long-term rate of return on plan
             assets, net of tax                        --        4.80%         --        8.00%        N/A
         Assumed health care cost trend rate:
             Initial rate                           11.00%      11.00%      11.00%      10.00%      12.00%
             Ultimate rate                           6.00%       6.00%       6.00%       6.00%       6.00%
             Uniform declining period            12 Years    12 Years    12 Years    12 Years    12 Years

      The health care cost trend rate assumption has an effect on the amounts reported. For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1996 by $701 and the NPPBC for the year ended December 31, 1996 by $83.

(11)  Regulatory Risk-Based Capital and Dividend Restriction

      Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

      The statutory capital shares and surplus of the Company as reported to regulatory authorities as of December 31, 1996, 1995 and 1994 was $71,390, $54,978 and $48,947, respectively. The statutory net income of the Company as reported to regulatory authorities for the years ended December 31, 1996, 1995 and 1994 was $670, $8,023 and $6,173, respectively.

      The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1996, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department is $7,139.

      The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.


(12)  Transactions With Affiliates

      The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1996, 1995 and 1994, the Company made lease payments to NMIC and its subsidiaries of $410, $287 and $341, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,682, $2,596 and $2,503 in 1996, 1995 and 1994, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $2,275 and $1,186 as of December 31, 1996 and 1995, respectively.

      Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. Under 100% coinsurance with funds withheld agreements, invested assets are retained by the ceding company and liabilities for future policy benefits are transferred to the assuming company. In addition, net investment earnings on the invested assets retained by the ceding company are to be paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the 100% coinsurance with funds withheld agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties.

      The Company has recorded a liability equal to the amount due to NLIC as of December 31, 1996 for $679,571, which represents the future policy benefits of the fixed individual deferred annuity contracts ceded. In consideration for the initial inforce business reinsured, NLIC agreed to pay the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

      The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC) and California Cash Management Company
      (CCMC), both affiliates, under which NCMC and CCMC act as common agents in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC and CCMC were $492 and $4,844 as of December 31, 1996 and 1995, respectively, and are included in short-term investments on the accompanying balance sheets.

      Certain annuity products are sold through an affiliated company, which is a subsidiary of Nationwide Corporation. Total commissions paid to the affiliate for the three years ended December 31, 1996 were $14,644, $5,949 and $6,633, respectively.

(13)  Segment Information

      The Company has three primary segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by an affiliated company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses are reported in the Corporate and Other segment.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


      During 1996, the Company changed its reporting segments to better reflect the way the businesses are managed. Prior periods have been restated to reflect these changes.

      The following table summarizes the revenues and income (loss) before federal income tax expense for the years ended December 31, 1996, 1995 and 1994 and assets as of December 31, 1996, 1995 and 1994, by business segment.

                                                                  1996          1995         1994
                                                              -----------     --------     --------
          Revenues:
             Variable Annuities                               $     4,591        2,927        2,435
             Fixed Annuities                                       51,643       50,056       44,812
             Life Insurance                                           165          185          179
             Corporate and Other                                    1,545          234          891
                                                              -----------     --------     --------
                                                              $    57,944       53,402       48,317
                                                              ===========     ========     ========
          Income (loss) before federal income tax expense:
             Variable Annuities                                     1,094        1,196          658
             Fixed Annuities                                        5,156        5,633        5,093
             Life Insurance                                            (1)        (381)        (990)
             Corporate and Other                                    1,544          699          426
                                                              -----------     --------     --------
                                                              $     7,793        7,147        5,187
                                                              ===========     ========     ========
          Assets:
             Variable Annuities                                   503,111      267,097      185,332
             Fixed Annuities                                      787,682      643,313      606,696
             Life Insurance                                         2,597        2,665        2,677
             Corporate and Other                                   73,031       54,507       38,335
                                                              -----------     --------     --------
                                                              $ 1,366,421      967,582      833,040
                                                              ===========     ========     ========

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 51 pages.


Representations and Undertakings.

The Signatures.

Accountants' Consent

The following exhibits required by Forms N-8B-2 and S-6:


1.   Power of Attorney dated April     Attached hereto.
     2, 1997


2.   Resolution of the Depositor's     Filed with initial registration (File
     Board of Directors authorizing    No. 333-12333) and is hereby
     the establishment of the          incorporated by reference.
     Registrant, adopted

3.   Distribution Contracts            Underwriting or Distribution of
                                       contracts between the Registrant and
                                       Principal Underwriter - Filed previously in connection with Registration
                                       Statement (SEC File No. 33-86408) on
                                       November 14, 1994 and hereby
                                       incorporated by reference.


4.   Form of Security                  Filed with initial registration (File
                                       No. 333-12333) and is hereby
                                       incorporated by reference.



5.   Articles of Incorporation of      Filed with initial registration (File
     Depositor                         No. 333-12333) and is hereby
                                       incorporated by reference.



6.   Application form of Security      Filed with initial registration (File
                                       No. 333-12333) and is hereby
                                       incorporated by reference.



7.   Opinion of Counsel                Filed with initial registration (File
                                       No. 333-12333) and is hereby
                                       incorporated by reference.

Representations and Undertakings

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) That there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) That the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) That the fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                              Accountants' Consent

The Board of Directors of Nationwide Life and Annuity Insurance Company:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                         KPMG Peat Marwick LLP

Columbus, Ohio
April 28, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VL SEPARATE ACCOUNT-B, has caused this pre-effective amendment to be signed on its behalf in the City of Columbus, and State of Ohio, on this 28th day of April, 1997.


                                            NATIONWIDE VL SEPARATE ACCOUNT-B
                                          ------------------------------------
                                                      (Registrant)

(Seal)                                       NATIONWIDE LIFE AND ANNUITY
                                                   INSURANCE COMPANY
                                          ------------------------------------
Attest:                                                (Sponsor)

W. SIDNEY DRUEN                           By:        JOSEPH P. RATH
-----------------------------                ---------------------------------
W. Sidney Druen                                      Joseph P. Rath
Assistant Secretary                                  Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of April, 1997.


             Signature                            Title

LEWIS J. ALPHIN                                 Director
-----------------------------------
Lewis J. Alphin

KEITH W. ECKEL                                  Director
-----------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                Director
-----------------------------------
Willard J. Engel

FRED C. FINNEY                                  Director
-----------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                       Director
-----------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                     President/Chief Operating Officer
-----------------------------------            and Director
Joseph J. Gasper

HENRY S. HOLLOWAY                    Chairman of the Board and Director
----------------------------------
Henry S. Holloway
                                       Chairman and Chief Executive Officer-
DIMON RICHARD MCFERSON              Nationwide Insurance Enterprise and Director
-----------------------------------
Dimon Richard McFerson

DAVID O. MILLER                                 Director
-----------------------------------
David O. Miller

C. RAY NOECKER                                  Director
-----------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                           Executive Vice President-
-----------------------------------         Chief Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                              Director   By JOSEPH P. RATH
-----------------------------------                        ---------------------
James F. Patterson                                            Joseph P. Rath
                                                Director      Attorney-in-Fact
ARDEN L. SHISLER
-----------------------------------
Arden L. Shisler

ROBERT L. STEWART                               Director
-----------------------------------
Robert L. Stewart

NANCY C. THOMAS                                 Director
-----------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                 Director
-----------------------------------
Harold W. Weihl